Filed by Hanmi Financial Corporation pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: BBCN Bancorp, Inc. Commission File No.: 000-50245

Hanmi Financial Corporation

BBCN Bancorp, Inc.

Proposal to create the premier Korean-American banking franchise

November 23, 2015

Forward Looking Statements

This communication contains forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding Hanmi Financial Corporation's offer to combine with BBCN Bancorp, Inc., its expected future performance, and the combined company's future financial condition, operating results, strategy and plans. All statements in this communication other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of such terms and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statements. These factors include the following: the ability to reach a negotiated agreement with BBCN; the ability to complete any proposed transaction, including obtaining regulatory approvals and approval by the stockholders of Hanmi and BBCN, in each case on expected timeframes or at all; the ability to successfully integrate the two companies; the ability to achieve expected cost savings and other synergies; failure to maintain adequate levels of capital and liquidity to support operations; the effect of potential future supervisory action against us or Hanmi Bank; general economic and business conditions internationally, nationally and in those areas in which we operate, including, but not limited to, California, Illinois and Texas; volatility and deterioration in the credit and equity markets; changes in consumer spending, borrowing and savings habits; availability of capital from private and government sources; demographic changes; competition for loans and deposits and failure to attract or retain loans and deposits; fluctuations in interest rates and a decline in the level of our interest rate spread; risks of natural disasters related to our real estate portfolio; risks associated with Small Business Administration loans; failure to attract or retain key employees; changes in governmental regulation; enforcement actions against us and litigation we may become a party to; ability of Hanmi Bank to make distributions to Hanmi Financial, which is restricted by certain factors, including Hanmi Bank's retained earnings, net income, prior distributions made, and certain other financial tests; ability to successfully and efficiently integrate the operations of banks and other institutions we acquire; adequacy of our allowance for loan losses; credit quality and the effect of credit quality on our provision for loan losses and allowance for loan losses; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; our ability to control expenses; and changes in securities markets. In addition, Hanmi sets forth certain risks in our reports filed with the U.S. Securities and Exchange Commission (the "SEC"), including, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2014, our Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, which could cause actual results to differ from those projected. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date, on which such statements were made, except as required by law.

Pro forma, projected and estimated numbers are used for illustrative purposes and are not forecasts, and actual results may differ materially.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities.

This communication relates to a proposal which Hanmi has made for a business combination transaction with BBCN. In furtherance of this proposal and subject to future developments, Hanmi (and, if a negotiated transaction is agreed, BBCN) may file one or more documents with the SEC, including a registration statement, a proxy statement, a tender offer statement and/or others. Investors and security holders are urged to carefully read any entire registration statement, proxy statement, tender offer statement or other documents, if and when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. Any definitive proxy statement (if and when available) will be sent to the stockholders of each company seeking any required stockholder approvals. Investors and security holders will be able to obtain these documents free of charge from the SEC's website or from Hanmi by writing to Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse A, Los Angeles, California 90010, Attention: [Investor Relations].

In connection with Hanmi's offer to combine with BBCN, Hanmi and/or BBCN and their respective directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Hanmi and BBCN stockholders in respect of the proposed transaction. Information about the directors and executive officers of Hanmi and their ownership of Hanmi common stock is set forth in the proxy statement for Hanmi's 2015 annual meeting of stockholders, as previously filed with the SEC. Information about the directors and executive officers of BBCN and their ownership of BBCN common stock is set forth in the proxy statement for BBCN's 2015 annual meeting of stockholders, as previously filed with the SEC. Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement, proxy statement, tender offer statement or other filings with the SEC when and if they become available.

Strategically compelling transaction with strong value creation for both parties

Compelling strategic benefits

Combination would create the largest Korean-American banking franchise

- ~$12bn in assets, ~$10bn in deposits, ~2.5x the second largest player
- Significantly enhanced growth prospects

Complementary business model reduces integration risk and provides substantial synergy potential

- Similar product, geographic and operational focus
- 21 Hanmi branches within 1 mile of a BBCN branch

Better positions the pro forma company to operate in current regulatory environment

- Crosses the $10bn market in a meaningful and efficient way

Substantial value creation

Highly accretive to shareholder value

- Expected annual cost savings of ~$50mm - $60mm (pre-tax)
- Approximately $400mm - $500mm shareholder value creation
  - → ~20% of combined market cap
- Substantial earnings per share accretion for both sets of stockholders
- Further upside from better growth opportunities

Combination would create the largest Korean-American banking franchise with enhanced growth prospects

Total assets of Korean-American banks ($bn)



Hanmi + BBCN
$11.8
Wilshire
$4.7
Pacific City
$1.0
Commonwealth Business
$0.8
Metro City
$0.7
Open Bank
$0.6
Noah
$0.3
First Intercontinental
$0.3
UniBank
$0.3
NOA
$0.3
NewBank
$0.2
Uniti[1]
$0.2
Ohana Pacific
$0.1
US Metro
$0.1

Source: SNL Financial
Note: Data as of September 30, 2015
[1] Data for Uniti for quarter ended June 30, 2015

Drivers of additional growth

- ✓ Higher market density improves ability to capture market share
- ✓ Better positioned to invest in infrastructure / new products and serve larger middle market companies
- ✓ Scale provides potential to tap into cross-border opportunities and serve Korean multi-nationals
- ✓ Creates growth opportunities in new markets and an expanded geographic footprint and customer base, including the broader Asian American and mainstream communities

The combined company will be best-positioned to serve its communities across the country



Denotes states where Hanmi only has LPO
Denotes states where BBCN only has LPO
Oregon
– / 1 LPO
Washington
1 LPO /
4 branches + 1 LPO
Colorado
1 LPO / 1 LPO
Illinois
4 branches /
9 branches
New York / New Jersey
1 branch + 1 LPO /
8 branches
Northern California
2 branches + 1 LPO /
2 branches + 2 LPO
Southern California
25 branches / 26
branches
Texas
9 branches /
1 LPO
Georgia
1 LPO / 1 LPO
Virginia
1 branch + 1 LPO / –
DC Metro
– /
1 branch + 1 LPO
WA
OR
CA
ID
NV
MT
WY
UT
CO
AZ
NM
ND
SD
NB
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD

- BBCN gains presence in Texas and Virginia; Hanmi gains presence in Portland, Washington, and DC Metro
- Highest market share among Korean-American banks in each state

Hanmi's superior growth potential makes it the most attractive partner for BBCN

Investor CRE / total capital (%)[1]



277%
343%
329%
300% soft limit
Hanmi
BBCN
Wilshire

CET1 (%)



13.5%
12.3%
11.7%
Hanmi
BBCN
Wilshire

Excess liquidity ($mm)[2]



$469
$31
$298
Hanmi
BBCN
Wilshire

Deposit composition (%)



Jumbo time deposits
Non-interest bearing
Interest bearing core deposits
Cost of deposits
0.45%
0.57%
0.62%
25%
43%
32%
29%
44%
27%
36%
36%
27%
Hanmi
BBCN
Wilshire

Source: SNL Financial; Note: Financial data for the quarter ended September 30, 2015; Regulatory data for the quarter ended September 30, 2015
[1] Calculated as non-owner occupied CRE as a percentage of total capital for the bank; Based on Uniform Bank Performance Report for the quarter ended September 30, 2015
[2] Calculated as deposits less gross loans

Hanmi has delivered substantially superior returns



Indexed to Hanmi stock price as of January 1, 2014
Hanmi
BBCN
Wilshire
$30
$27
$24
$21
$18
$15
Jan-14
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Nov-15
24%
9%
5%

Source: FactSet; Note: Market data as of November 20, 2015

Compelling financial returns

Key terms

- Proposed transaction terms
  - → 100% stock swap with fixed exchange ratio of 0.7331x
  - → Implied offer price of $19.98 based on Hanmi's November 20, 2015 closing price
  - → Represents 10% premium to BBCN's November 20, 2015 closing price and 15.3% premium to last month[1] volume weighted average price
- Ownership split: 65% BBCN / 35% Hanmi
- Management and Board to include appropriate representation from both companies; Hanmi expects board composition to represent the stock ownership split
- Non-binding proposal subject to completion of customary due diligence and negotiations

Financial returns

Hanmi

- Double digit EPS accretion
- Less than 5 years TBV per share earnback
- High-teens IRR
- ~$100mm – $125mm value creation
  - → ~11% – 15% of market cap.

BBCN

- 15.3% premium
- >20% EPS accretion
- ~$320mm – $375mm value creation
  - → ~22% – 26% of market cap.

[1] From October 21, 2015 to November 20, 2015

Significant value creation for both set of stockholders


($ in bn)
$50mm cost synergies
18% of combined non-interest expense
$60mm cost synergies
22% of combined non-interest expense
$0.9
$1.4
$2.3
$0.4
$2.7
$1.8
65%
$1.0
35%
$2.8
$1.8
65%
$1.0
35%
Value creation to BBCN: ~$320mm / 22%
Value creation to Hanmi: ~$100mm / 11%
Value creation to BBCN: ~$375mm / 26%
Value creation to Hanmi: ~$125mm / 15%
Hanmi market cap.
BBCN market cap.
Sum of standalone
Net synergy value[1]
Pro forma equity value
Pro forma equity value

Additional value creation opportunity from enhanced growth prospects

Source: SNL Financial, FactSet
Note: Financial data as of September 30, 2015; Market data as of November 20, 2015
[1] Net synergy value based on blended P/E multiple (weighted by market capitalization) multiplied by post-tax synergies, net of post-tax restructuring charge; Restructuring charge equals 150% of cost synergies ($75mm–$90mm pre-tax); Assumed tax rate of 41%

Hanmi is committed to making this transaction a reality for the benefit of both companies' stockholders, customers, employees and communities

- **We urge BBCN's stockholders to impress upon BBCN's Board of Directors and management the value of engaging with Hanmi on a potential combination**
- **We strongly prefer a friendly transaction**
  - → Hanmi is making its offer public in an effort to engage with BBCN's Board and management team
  - → We welcome the opportunity to discuss all aspects of our proposed transaction with BBCN's Board and management team
- **We believe that a combination with BBCN makes compelling strategic and business sense for all stockholders and other stakeholders**
  - → Combination would create the largest Korean-American banking franchise with approximately $12 billion in assets and approximately $10 billion in deposits
- **Hanmi's Board unanimously supports the proposal**
  - → Assuming the parties reach a definitive agreement, Hanmi is confident the parties can consummate the proposed transaction on a timely basis

Hanmi looks forward to engaging directly with BBCN on this compelling proposal

Overview of Hanmi

Hanmi Profile

* **First Korean American bank**

- Founded 1982; Nasdaq listed 2001
- Expanding to wider Asian-American & mainstream communities

* **Attractive customer demographics**

- Leading brand affinity & loyal customer base (45% of legacy - Hanmi customers with bank for 10+ years)

* **Strong track-record of profitable growth**

* **Robust capital and liquidity levels**

* **Attractive footprint**

- 42 branches in CA, TX, IL, VA, and NJ
- 6 loan production offices in WA, CO, VA, CA, GA, NY


Hanmi Bank
Los Angeles, CA


Hanmi Bank
Arlington, TX


Chicago, IL


Hanmi Bank
Annandale, VA

3Q15 Financial Highlights

- Net income was $14.0 million, or $0.44 per diluted share, up 52% from 3Q14 after adjusting for the after-tax bargain purchase gain and merger and integrations costs
- Loans receivable up 5.8% from 2Q15 and up 13.5% from 3Q14
- New loan production was $306.0 million, up 47.1% from 2Q15 and 80.3% from Q314
- Noninterest bearing deposits up 5.0% from 2Q15 and now represent 31.7% of deposits
- Strong asset quality, with non-performing assets at 0.88% of total assets and a negative provision for loan losses of $3.7 million
- Completed the closure and consolidation of four branches that will generate an estimated annual pre-tax cost savings of $2.7 million
- A cash dividend of $0.11 per share was paid on October 15, 2015

Strong Earnings Performance



($ in millions)
Net Income
$25
$20
$15
$10
$5
$0
$21.8
$5.9
$11.1
$14.0
$14.0
3Q14*
4Q14
1Q15
2Q15
3Q15

* Includes bargain purchase gain, net of deferred taxes, of $14.6MM

Profitability Metrics


ROAE
ROAA
19.97%
5.21%
9.75%
11.83%
11.55%
2.46%
0.56%
1.07%
1.39%
1.38%
3Q14*
4Q14
1Q15
2Q15
3Q15

* *3Q14 net income included $14.6MM bargain purchase gain*

Profitability Metrics



Efficiency Ratio
80.03%
73.39%
65.63%
62.30%
56.42%
56.14%
57.97%
55.55%*
48.35%
41.87%
3Q14
4Q14
1Q15
2Q15
3Q15
Adjusted efficiency ratio excluding merger & integration expenses and one-time (branch closure) expenses of $1.2MM for 3Q15

Yield & Cost Metrics



Yield on Interest Earning Assets
Cost of Interest Bearing Liabilities
4.13%
4.21%
4.31%
4.39%
4.23%
0.66%
0.61%
0.61%
0.64%
0.66%
3Q14
4Q14
1Q15
2Q15
3Q15



Net Interest Margin
Adjusted NIM excluding acquisition accounting
3.72%
3.80%
3.89%
3.97%
3.80%
3.60%
3.24%
3.28%
3.48%
3.48%
3Q14
4Q14
1Q15
2Q15
3Q15

Solid Loan Growth


($ in millions)
$3,250
$3,000
$2,750
$2,500
$2,250
$2,000
$2,683
$2,788
$2,820
$2,877
$3,045
3Q14
4Q14
1Q15
2Q15
3Q15

Strong New Loan Production



Commitment
Funded
($ in millions)
$400
$300
$200
$100
$0
$202
$170
$227
$224
$181
$179
$227
$229
$370
$342
3Q14
4Q14
1Q15
2Q15
3Q15

Production includes purchased loans: $20.5MM (4Q14), $44.0MM (1Q15), $20.6MM (2Q15), $36.2 MM (3Q15)

Loan Portfolio



C&I
9.2%
Others
7.3%
Nonowner-
Occupied CRE
43.4%
Owner-
Occupied CRE
40.1%

CRE Loans as of 9/30/15

- **Balance**: $2.5B
- **Weighted Avg. LTV**: 56.6%

Rate Sensitive Loan Portfolio



Hybrid
42.8%
Variable
35.7%
Fixed
21.5%

($ in millions)	Amount		WAR
Variable *	$	1,087	4.32%
Hybrid	$	1,304	4.48%
Fixed	$	654	4.65%
	$	3,045	4.46%
* Variable with Floors	$	261	4.80%

Remains well-positioned for a rising interest rate environment

Increasing Demand Deposits


Demand Noninterest-bearing
Demand Interest-bearing
Money Market & Savings
Time Deposits < $250K
Time Deposits > $250K
($ In millions)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
3Q14
4Q14
1Q15
2Q15
3Q15


Demand Noninterest-bearing Deposits/Total Deposits
28.6%
28.8%
30.0%
30.9%
31.7%
3Q14
4Q14
1Q15
2Q15
3Q15

Strong Asset Quality



Classified Loans
Nonperforming Loans
($ in millions)
$45.0
$47.4
$56.1
$44.8
$40.1
$24.0
$25.3
$29.3
$28.0
$23.9
3Q14
4Q14
1Q15
2Q15
3Q15



Net Charge-offs (Recoveries)
($ in millions)
$0.8
$(0.3)
$(2.0)
$(0.3)
$0.8
3Q14
4Q14
1Q15
2Q15
3Q15

ALLL coverage ratio is 1.52%

Well-Capitalized



Capital Ratios
14.8%
10%*
13.5%
8%*
13.5%
6.5%*
11.2%
5%*
11.5%
Total RBC
Tier 1 RBC
Common Equity Tier 1
Tier 1 Leverage
Tangible Common Equity/Tangible Assets

* *Minimum threshold for a well-capitalized institution*

Investment Highlights & Opportunities

- Premier core deposit franchise with a low-cost deposit base
- Strong balance sheet and excellent asset quality
- Growth opportunities in new markets - expanded geographic footprint and customer base, including the broader Asian American and mainstream communities
- Future earnings power
  - → Loan growth
  - → Healthy net interest margin
  - → Good expense control
- Strong recent stock performance*
  - → HAFC up 24.9% year to date

** Closing price of $27.25 at 11/20/2015*